UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) September 18, 2008
REPUBLIC SERVICES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-14267	65-0716904

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 S.E. 6th Street, 28th Floor
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)
Registrant’s Telephone Number, Including Area Code (954) 769-2400

(Former Name Or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On September 18, 2008, Republic Services, Inc. (the “Company”) entered into a $1.75 billion revolving credit facility pursuant to a Credit Agreement with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Barclays Bank PLC, BNP Paribas, and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and other lenders named in the credit agreement (the “New Credit Facility”). The initial funding under the New Credit Facility is expected to occur upon the closing of the Company’s proposed merger (the “Merger”) of Allied Waste Industries, Inc. (“Allied”). Concurrently with, or as of the day after the closing of the Merger, substantially all of the subsidiaries of the Company will guarantee all obligations under the New Credit Facility.
     The initial extensions of credit under the New Credit Facility will be used to refinance extensions of credit under Allied’s current senior credit facility, to pay fees and expenses in connection therewith, and to pay fees and expenses incurred in connection with the proposed Merger. Thereafter, extensions of credit under the New Credit Facility will be used for working capital, capital expenditures, letters of credit and other general corporate purposes.
     The New Credit Facility will mature in September 2013. The New Credit Facility includes a feature that will allow the Company to increase availability under the New Credit Facility, at its option, by an aggregate amount of $500 million, through increased commitments from existing lenders or the addition of new lenders. At the Company’s option, borrowings under the New Credit Facility bear interest at LIBOR-based rates or at prime-based rates. Available amounts subject to outstanding letters of credit, and outstanding principal, accrued and unpaid interest and other amounts payable under the Credit Facility may be accelerated upon an event of default, as such events are described in the Credit Agreement.
     The New Credit Facility contains customary affirmative and negative covenants, including, among other things, covenants requiring the Company to maintain certain financial ratios. The Company has the ability under the covenants in the New Credit Facility to pay dividends and to repurchase its common stock provided that it is in compliance with the covenants. This description of the New Credit Facility is qualified in its entirety by reference to the copy of such agreement filed as Exhibit 4.1 to this report, which is incorporated by reference herein.
     In addition, on September 18, 2008, the Company entered into Amendment No. 1 to its existing $1 billion credit facility (the “Existing Credit Facility”), by and among the Company, Bank of America, N.A., as Administrative Agent, and each of the lenders signatory thereto (“Amendment No. 1”). Amendment No. 1 does not extend the maturity date of the Existing Credit Facility, which matures in April, 2012, but will, as of the closing of the Merger, conform the terms of the Existing Credit Facility with those of the New Credit Facility. Under the terms of Amendment No. 1, concurrently with, or as of the day after the closing of the Merger, substantially all of the subsidiaries of the Company will guarantee all obligations under the Existing Credit Facility. This description of the Amendment No. 1 is qualified in its entirety by reference to the copy of such agreement filed as Exhibit 4.2 to this report, which is incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     On September 18, 2008, the Company entered into a $1.75 billion Credit Agreement; the information required by Item 2.03 of Form 8-K is included in Item 1.01 of this report.
     On September 18, 2008, the Company amended its $1 billion Credit Agreement the information required by Item 2.03 of Form 8-K is included in Item 1.01 of this report.
Information Regarding Forward-Looking Statements
     Certain statements and information included herein constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “will” and “expected” and similar words. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks, uncertainties, and other factors that may cause actual results to differ materially from expectations expressed in such forward-looking statements, many of which are beyond the control of the Company. Such risks, uncertainties and other factors include: regulatory and litigation matters and risks, legislative developments, changes in tax and other laws, the effect of changes in general economic conditions, the risk that a condition to funding of the new credit facility may not be satisfied, the risk that a regulatory approval that may be required for the merger is not obtained or is obtained subject to conditions that are not anticipated and other risks to consummation of the merger or the funding of the credit facility. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating our forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the parties hereto undertake no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.
Additional Information and Where to Find It.
     On September 10, 2008, the Company filed with the Securities and Exchange Commission Amendment No. 1 to Registration Statement on Form S-4 containing a Joint Preliminary Proxy Statement/Prospectus in connection with the proposed transaction with Allied, which is subject to review by the SEC. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of the Company and Allied. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND ALLIED ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company and Allied through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Republic Services, Inc., 110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida, 33301 Attention: Investor Relations or by directing a request to Allied Waste Industries, Inc., 18500 North Allied Way, Phoenix, Arizona 85054, Attention: Investor Relations.

Participants in Solicitation.
     The Company, Allied and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008, and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 2, 2008, and information regarding Allied’s directors and executive officers is available in Allied’s Annual Report on Form 10-K, for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008 and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 10, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Exhibit
Number	Description

4.1
Credit Agreement, dated as of September 18, 2008, by and among Republic Services, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Barclays Bank PLC, BNP Paribas, and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the other lenders party thereto.

4.2
Amendment No. 1 to Credit Agreement, dated as of September 18, 2008, by and among Republic Services, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and each of the lenders signatory thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.
By:	/s/ Tod C. Holmes
Tod C. Holmes
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni
Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated: September 24, 2008

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

4.1
Credit Agreement, dated as of September 18, 2008, by and among Republic Services, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Barclays Bank PLC, BNP Paribas, and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the other lenders party thereto.

4.2
Amendment No. 1 to Credit Agreement, dated as of September 18, 2008, by and among Republic Services, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and each of the lenders signatory thereto.